Exhibit 99.1

Sterling Financial Corporation of Spokane, Washington, Issues Report to the Community

Update on Capital Purchase Program

SPOKANE, Wash.--(BUSINESS WIRE)--February 24, 2009--Sterling Financial Corporation (NASDAQ:STSA), the parent company of Sterling Savings Bank and Golf Savings Bank, today announced that Harold B. Gilkey, chairman, president and chief executive officer issued a Report to the Community providing an update on Sterling's participation in the Capital Purchase Program of the U.S. Department of the Treasury.

This report to the community supplements Sterling's announcement on February 12, 2009, outlining Sterling's lending initiatives following the receipt of $303 million through the Capital Purchase Program. As a leading community bank, Sterling has an important role to play in the communities it serves to help ensure credit is available to support and restore economic growth. Sterling's lending initiatives focus on funding affordable housing, small business loans and financing programs to support business growth.

A copy of this report may be accessed on Sterling Financial Corporation’s website at www.sterlingfinancialcorporation-spokane.com as well as on Sterling Savings Bank’s website at www.sterlingsavingsbank.com. Hard copies of the report are available at Sterling Savings Bank branch offices or by requesting them in writing from Sterling at: Sterling Financial Corporation, 111 North Wall Street, Spokane, Washington 99201, Attn: Investor Relations; or by telephone at telephone number: 509-227-5389.

About Sterling Financial Corporation

Sterling Financial Corporation of Spokane, Washington, is the bank holding company for Sterling Savings Bank, a commercial bank, and Golf Savings Bank, a savings bank focused on single-family mortgage originations. Both banks are state chartered and federally insured. Sterling offers banking products and services, mortgage lending, construction financing and investment products to individuals, small businesses, commercial organizations and corporations. As of December 31, 2008, Sterling Financial Corporation had assets of $12.79 billion and operated more than 175 depository branches throughout Washington, Oregon, Idaho, Montana and California. Visit Sterling's website at www.sterlingfinancialcorporation-spokane.com.

Forward-Looking Statements

This release contains forward-looking statements, which are not historical facts and pertain to Sterling's future operating results. These forward-looking statements are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, statements about Sterling's plans, objectives, expectations and intentions and other statements contained in this release that are not historical facts. When used in this release, the words "expects," "'anticipates,'' ''intends,'' ''plans,'' ''believes,'' ''seeks,'' ''estimates'' and similar expressions are generally intended to identify forward-looking statements. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Sterling's control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from the results discussed in these forward-looking statements because of numerous possible risks and uncertainties. These include but are not limited to: the possibility of additional adverse economic developments that may, among other things, increase default and delinquency risks in Sterling's loan portfolios; shifts in interest rates that may result in lower interest rate margins; shifts in the demand for Sterling's loan and other products; lower-than-expected revenue or cost savings in connection with acquisitions; changes in accounting policies; changes in the monetary and fiscal policies of the federal government; and changes in laws, regulations and the competitive environment.

CONTACT:
Investor:
Sterling Financial Corporation
Daniel G. Byrne
EVP/Chief Financial Officer
509-458-3711
or
Deborah L. Wardwell, CFA
VP/Investor Relations Director
509-354-8165
or
Media:
Sterling Savings Bank
Jennifer S. Lutz
PR Administrator
509-368-2032